investor presentation

November 12, 2009

BancorpRI

Forward Looking Statements

Certain statements contained in this presentation are "Forward Looking Statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward Looking Statements may be identified by the use of forward looking terminology such as "may," "believes," "intends," "expects," and "anticipates" or similar terms or variations of these terms. Actual results could differ materially from those set forth in Forward Looking Statements due to a variety of factors including, without limitation, competition, interest rate risk, credit risk, political and economic conditions and regulatory issues. Further information on these risk factors is included in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

Who We Are


Providence
Cranston
Warwick
Existing Branches
Operations Center
Cities

Profile

- Formed in March 1996
- $1.6 billion commercial bank
- NASDAQ listed (since 1998): BARI
- 16 branches in Greater Providence area
- Headquartered in Providence, state capital
- Approximately 75% of RI's population, jobs and businesses are located in Greater Providence area

Our Customers are our best references

Key Strengths

Strong Management Team

- Focused on delivering results and creating long-term value for shareholders
- Experienced team includes large bank expertise
- Consistent track record
- Highly visible in the Rhode Island community

Prudent Credit Culture

- Conservative credit culture has delivered moderate level of nonperforming loans and low level of net charge offs compared to peers
- Diversified loan portfolio
- Credit team has significant credit management expertise
- Precautions taken and monitoring processes established to weather current economic storm
- Credit culture extends to investment portfolio

Key Strengths

Solid Capital Position

- As of September 30, 2009, Total Capital (to Risk Weighted Assets) of 12.07%; Tier 1 Capital Ratio of 7.80%; Tangible Common Equity Ratio of 7.09%
- Capital ratios reflect a third quarter redemption of preferred stock and warrants to fully exit from the U.S. Treasury's Capital Purchase Program
- Firm commitment for $8 million of additional capital in place; available at Company's election

Strong Liquidity Position

- Solid core deposit base at 9/30 was 62.7% of total deposits (DDA, money market NOW and savings)
- Liquidity supported by diversified funding sources

Investment Portfolio

9/30/2009: $382.0 million



Trust Preferred CDOs, 0.1%
FHLB Stock
4.3%
Mortgage Backed Securities (Variable)
12.1%
Private CMOs
7.2%
Agency CMOs
5.4%
U.S. Agencies
21.3%
Mortgage Backed Securities (Fixed)
49.6%

Investment Portfolio

- Q3 2009 earnings were negatively impacted by $70,000 in other-than-temporary charges related to credit losses.

- Total par value of the trust preferred collateralized debt obligations is $2.9 million.

Diversified Loan Portfolio

Commercial: 64.9%

Consumer: 18.8%

Residential: 16.3%

100.0%

9/30/2009: $1.12 billion



Construction, 2.1%
Small Business
5.0%
Multi-Family
5.2%
Lease and Other
7.0%
Commercial Real Estate (non-owner occupied)
14.7%
Commercial and Industrial
15.9%
Commercial Real Estate (owner occupied)
15.0%
Residential Mortgages
16.3%
Consumer Loans
18.8%

Commercial Real Estate (non-owner occupied)

9/30/2009: $163.8 million


Medical
Industrial Warehouse
Residential Units
3.0%
6.5%
6.9%
Land, 0.9%
Mixed Use
7.7%
Retail
35.3%
14.6%
Other
25.1%
Commercial Office/
Condominiums

Credit Quality of Portfolio

% of total assets


Total Nonperforming Assets
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$0.4M
$1.4M
$4.1M
$15.2M
$17.4M
$18.8M
$16.9M
2005
2006
2007
2008
Q1 2009
Q2 2009
Q3 2009

Credit Quality of Loan and Lease Portfolios

Nonperforming Loans and Leases

Q2 2009



Commercial Loans & Leases
Commercial Real Estate
27.0%
38.0%
1.6%
Consumer
33.4%
Residential Mortgages

$17.8 M Nonperforming Loans & Leases
1.59% of Total Loans & Leases

Q3 2009



Commercial Loans & Leases
Commercial Real Estate
37.5%
21.2%
6.6%
Consumer
34.7%
Residential Mortgages

$14.9 M Nonperforming Loans & Leases
1.33% of Total Loans & Leases

BANCORPRI

Credit Quality of Loan and Lease Portfolios



% of total loans and leases
Loan and Lease Portfolio Net Charge-Offs
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
$311K
$402K
$477K
$1,285K
$851K
$1,118K
$2,268K
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Commercial Real Estate
Residential Mortgages
Consumer Loans
Commercial Loans and Leases

Consumer Loan Portfolio



$ in millions
$225
$220
$215
$210
$205
$200
$195
$206
$221
$216
$207
$215
$215
$210
2005
2006
2007
2008
Q1 2009
Q2 2009
Q3 2009
BancorpRI

Consumer Loan Snapshot



% of consumer portfolio
9/30/09: Credit Score Distribution
80%
70%
60%
50%
40%
30%
20%
10%
0%
3%
2%
8%
20%
67%
<620
621-660
661-700
701-750
>750

99.3% of Consumer Portfolio is Home Equity Lines or Loans

Consumer Loans

9/30/09: Lien Position Distribution



2nd Lien Position
55.7%
44.3%
1st Lien Position

Residential Loan Portfolio



$ in millions
$350
$300
$250
$200
$150
$100
$50
$0
$306
$264
$249
$213
$204
$191
$182
2005
2006
2007
2008
Q1 2009
Q2 2009
Q3 2009
BancorpRI

Residential Mortgage Snapshot



9/30/2009: $182.3 million
Owner Occupied Second
4.1%
Non-Owner Occupied
7.8%
88.1%
Owner Occupied Primary

Total Delinquencies (30 - 89 days)	2.6%
Weighted Average FICO	700

Residential Mortgage Snapshot



% of residential portfolio
9/30/09: Credit Score Distribution
60%
50%
40%
30%
20%
10%
0%
8%
5%
13%
20%
54%
<620
621-660
661-700
701-750
>750

Commercial Loan Growth



$ in millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
$438
$520
$574
$658
$687
$712
$724
2005
2006
2007
2008
Q1 2009
Q2 2009
Q3 2009
BancorpRI

Performance Highlights

Q3 2009

- Expanded net interest margin
- Continued strategic shift to commercially-oriented balance sheet and company originated assets
  - YTD Commercial loan portfolio growth of 10.0%
- Controlled expenses
- Net Income only 5.2% below Q3 2008 which was 2.0% better then Q3 2007
- Earnings per share of $.17 were negatively impacted by repayment of preferred stock by $.28 per share

Financial Results

Net Interest Margin



3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
2.80%
2.70%
3.35%
3.06%
2.96%
3.21%
3.08%
3.10%
3.38%
2005
2006
2007
2008
Q1 2009
Q2 2009
Q3 2009

Financial Results


Noninterest Expense
$ in Millions
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$36.3
$38.7
$38.0
$37.9
$29.6 YTD
$9.8
2005
2006
2007
2008
Q3 2009
BANCORPRI

Financial Results



$ in Millions
Net Income
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$9.6
$7.7
$9.0
$9.1
$4.4 YTD
$2.2
2005
2006
2007
2008
Q3 2009
BANCORPRI

Financial Results

Earnings Per Share (diluted)



$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.04
$1.57
$1.84
$1.96
$0.46 YTD
$0.17
2005
2006
2007
2008
Q3 2009

Going Forward

Challenges

- Uncertain economic environment
- Lower consumer spending negatively impacting fee income
- Market illiquidity still impacting Macrolease sales

Opportunities

- Capitalize on marketplace perceptions and dislocations
- Seasoned talent available for recruitment
- Patient investment philosophy positions institution well for income expansion when economy turns

Attractive Valuation

Market price as of November 4, 2009 - $24.71

Book Value Per Common Share	$26.57
Price to Book Value Per Common Share	0.93
Tangible Book Value Per Common Share	$23.96
Price to Tangible Book Value Per Common Share	1.03
Price to TTM Earnings	17.04
Common Shares Outstanding (net)	4,600,744
Quarterly Dividend (per share)	$0.17
Dividend Yield	2.75%
Market Capitalization (in millions)	$113.7
Tangible Common Equity Ratio	7.09%
Tier 1 Capital Ratio	7.80%
Total Capital (to risk-weighted assets)	12.07%

Based on September 30, 2009 financial data

BANCORPRI

NASDAQ: BARI